Confidential treatment has been requested for portions of this contract. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this contract has been filed separately with the Securities and Exchange Commission.

Exhibit 10.57

DECEMBER 2003 AMENDMENT

TO THE

SATELLITE PURCHASE CONTRACT FOR IN-ORBIT DELIVERY

BETWEEN

XM SATELLITE RADIO INC.,

XM SATELLITE RADIO HOLDINGS INC.

and

BOEING SATELLITE SYSTEMS

INTERNATIONAL, INC.

CONTRACT NUMBER L0634

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DECEMBER 2003 AMENDMENT

TO THE

SATELLITE PURCHASE CONTRACT FOR IN-ORBIT DELIVERY

This December 2003 Amendment to the Satellite Purchase Contract for In-Orbit Delivery effective March 23, 1998 as amended, assigned, restated, superseded and/or supplemented from time to time and in effect through and including the date hereof (the “Contract”) is made as of December 19, 2003 by and between XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc., Delaware corporations with their principal offices located at 1500 Eckington Place, N.E. Washington DC 20002 (hereinafter referred to together, or individually as may be appropriate, as “Customer” or “XM”) and Boeing Satellite Systems International, Inc., a Delaware corporation with its principal offices located at 2260 E. Imperial Highway, El Segundo, California 90245 (hereinafter “Contractor" or “BSSI”). Capitalized terms used but not otherwise defined in this December 2003 Amendment shall have the respective meanings as set forth in the Contract.

WHEREAS, the Parties entered into and executed the Contract, which Contract provides for the procurement by Customer (or its subsidiaries) from Contractor of three (3) Boeing 702 Satellites, two (2) of which (XM-1 and XM-2) have been delivered in-orbit and one (1) of which (XM-3) was originally being constructed as a ground spare and is now scheduled to be delivered in-orbit (referred to herein as "XM-3" or the “Ground Spare Satellite)”, together with related items, services and activities;

WHEREAS, in December 2001, the Contract, as it relates to the Ground Spare Satellite Bus, was assigned by XM Satellite Radio Inc. to XM Satellite Radio Holdings;

WHEREAS, in December 2001, Customer and Contractor entered into certain arrangements (the “December 2001 Amendment”) relating to the completion and launch of the Ground Spare Satellite;

WHEREAS, in May 2003, Customer and Contractor amended certain provisions of the Contract to provide for basic additional terms concerning the aforementioned completion and launch of the Ground Spare Satellite [***] (the “Amended and Restated May 2003 Amendment”);

WHEREAS, in July 2003, Customer and Contractor amended certain provisions of the Contract to include procurement by Customer from Contractor of a fourth Satellite (the “XM-4 Satellite”) to be delivered at Contractor's facility and accepted in-orbit and an option for a fifth Satellite (the “XM-5 Satellite”), together with related items, services and activities (the "July 2003 Amendment");

WHEREAS, Customer and Contractor desire to amend certain provisions of the Contract to reflect revisions [***]

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NOW, THEREFORE, in consideration of the mutual benefits to be derived, the Parties hereto agree that the Contract is amended as follows:

1.	Amendment of Article 1.1 (Definitions). Article 1.1 is hereby amended as follows:

(a) In paragraph (cccc) “Milestone”, the phrase added to the end of such paragraph in the July 2003 Amendment is hereby deleted and replaced with the following phrase: “, Exhibit G-2 (FM2 (XM-3) Payment Plan (including Sea Launch Launch Services), [***] Termination Liability Schedule and Payment Plans for In-Orbit Performance Incentive Amounts) and Exhibit G-3 (XM-4 Payment Plan, Termination Liability Schedule and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives)”.

(b) In paragraph (dddd) “Milestone Payment”, the phrase added to the end of such paragraph in the July 2003 Amendment is hereby deleted and replaced with the following phrase: “, Exhibit G-2 (FM2 (XM-3) Payment Plan (including Sea launch Launch Services), [***] Termination Liability Schedule and Payment Plans for In-Orbit Performance Incentive Amounts) and Exhibit G-3 (XM-4 Payment Plan, Termination Liability Schedule and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives)”. For clarification, the term "Exhibit G (Payment Plan and Termination Liability Amounts)” as used in the Contract means Exhibit G (Payment Plan and Termination Liability Amounts) and Exhibit G-1 (PFM (XM1) and FM1 (XM2) Payment Plans for In-orbit Performance Incentive Amounts) with respect to XM-1 and XM-2, Exhibit G-2 (FM2 (XM-3) Payment Plan (including Sea launch Launch Services), [***] Termination Liability Schedule and Payment Plans for In-Orbit Performance Incentive Amounts) with respect to XM-3, and Exhibit G-3 (XM-4 Payment Plan, Termination Liability Schedule and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives) with respect to XM-4.

2.	Amendment to Article 1.3 (Integration and Construction). Paragraphs (a) through (l) in Article 1.3 (Integration and Construction) are deleted in their entirety and replaced with the following:

“(a)	Terms and Conditions

(b)	Exhibit G—Payment Plan and Termination Liability Amounts

(c)	Exhibit G-1—PFM (XM1) and FM1 (XM2) Payment Plans for In-Orbit Incentive Amounts

(d)	Exhibit G-2—FM2 (XM3) Payment Plan (including Sea Launch Launch Services), [***] Termination Liability Schedule, Payment Plans for In-

  Orbit Performance Incentive Amounts

(e)	Exhibit G-3—XM4 Payment Plan, Termination Liability Schedule and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives

(f)	Exhibit B—Statement of Work

(g)	Exhibit B-2—XM-4 Statement of Work

(h)	Exhibit A—Spacecraft Performance Specifications

(i)	Exhibit A-2—XM-4 Spacecraft Performance Specifications

(j)	Exhibit D—Test Plan Requirements

(k)	Exhibit C—Product Assurance Plan

(l)	Exhibit E—Radiation Environment

(m)	Exhibit F—Long-Lead Activities and Items

(n)	Exhibit H—Initial Satellite Operations Phase and Criteria for Final Handover Statement of Work

(o)	Exhibit I—Form of Warrant”

3.	Amendment of Article 2 (Scope of Work). Article 2 is hereby amended as follows:

(a) Paragraphs (1) through (15) in Article 2.1(b) are deleted in their entirety and replaced with the following:

1.	“Terms and Conditions

2.	Exhibit A—Spacecraft Performance Specifications

3.	Exhibit A-2—XM-4 Spacecraft Performance Specifications

4.	Exhibit B—Statement of Work

5.	Exhibit B-2—XM-4 Statement of Work

6.	Exhibit C—Product Assurance Plan

7.	Exhibit D—Test Plan Requirements (On-Ground and In-Orbit)

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8.	Exhibit E—Radiation Environment

9.	Exhibit F—Long-Lead Activities and Items

10.	Exhibit G—Payment Plan and Termination Liability Amounts

11.	Exhibit G-1—PFM (XM1) and FM1 (XM2) Payment Plans for In-Orbit Incentive Amounts

12.	Exhibit G-2—FM2 (XM3) Payment Plan (including Sea Launch Launch Services), [***] Termination Liability Schedule, Payment Plans for In-Orbit Performance Incentive Amounts

13.	Exhibit G-3—XM4 Payment Plan, Termination Liability Schedule and Payment Plans for Incentive Amounts, High Performance Incentives and Extended Life Incentives

14.	Exhibit H—Initial Satellite Operations Phase and Criteria for Final Handover Statement of Work

15.	Exhibit I—Form of Warrant”

(b) Article 2.5 (added to Article 2 in the July 2003 Amendment) is hereby deleted in its entirety and replaced with the following:

“2.5 XM 3/4/5 [***]

(c) Article 2.6 (added to Article 2 in the July 2003 Amendment) shall be deleted in its entirety and replaced with the following:

“2.6 [***]

(d) The following new Article 2.7 is added to Article 2:

“2.7 [***]

(e) The following new Article 2.8 is added to Article 2:

“2.8 [***]

4.	Amendment of Article 4.1 (Contract Price).

(a) Paragraphs 5(c) and 5(d) of the Amended and Restated May 2003 Amendment pertaining to Article 4.1 shall be deleted in their entirety.

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(b) A new Item 7 is hereby added to Table 4.1 as set forth below. Accordingly, the Contract Price set forth in Article 4.1 is revised to be [***]

“7	XM-3: [***]	$ [***]

5.	Amendment of Article 5 (Payment). Article 5 is hereby amended as follows:

(a) Amendment of Article 5.6(b). The last sentence of Article 5.6(b) (added to Article 5.6(b) in the Amended and Restated May 2003 Amendment) shall be deleted in its entirety and replaced with the following:

“Notwithstanding this Article 5.6(b) and Article 28(g), the Parties acknowledge that certain payments will still be paid subsequent to shipping the Satellite to the launch processing facility (e.g., with respect to XM-3, the payments due on the Deferred Payment Date and rolled over Incentive Amounts).”

(b) Amendment of Article 5.7(c). Article 5.7(c)(5) (the subparagraph added to Article 5.7(c) in the Amended and Restated May 2003 Amendment) is amended to delete the phrase [***] at the end thereof.

(c) Amendment of Article 5.9(b). Paragraph 5.9(b) (added to Article 5 in the July 2003 Amendment) shall be deleted in its entirety and replaced with the following:

“(b) [***]

6.	Amendment to Article 12 (In-Orbit Performance Incentive Payments).

(a) Article 12.5 (as amended in the Amended and Restated May 2003 Amendment) is deleted in its entirety and is replaced with the following:

“XM-3 Incentive Amounts set forth in Exhibit G-2 Revision D (i.e., the version of Exhibit G-2 in effect and applicable prior to the Amended and Restated May 2003 Amendment) [***] The Parties agreed in the Amended and Restated May 2003 Amendment to rollover certain XM-1 and XM-2 Incentives [***] XM-1/XM-2 Incentives") as set forth in Exhibit G-1 Revision E (i.e., the version of Exhibit G-1 in effect and applicable prior to this December 2003 Amendment, which version is hereby superseded by Exhibit G-1 Revision F) and the Parties have further agreed to [***], all as set forth in this Article 12.5 and Exhibit G-2 Revision F. [***] Accordingly, commencing with [***] will be able to be earned by Contractor and paid by Customer as follows:

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(i)	The [***] and shall be available to be earned and paid in equal quarterly installments over the fifteen (15) year Orbital Design Life of XM-3. Earning and payment of such rolled-over Incentive Amounts shall be in accordance with Article 12.3, together with interest on such Incentive Amounts calculated in accordance with Article 12.6(b); [***]

(ii)	The [***] shall be available to be earned and paid in equal quarterly installments over the fifteen (15) year Orbital Design Life of XM-3. Earning and payment of such rolled-over Incentive Amounts shall be in accordance with Article 12.3, [***] together with interest on such Incentive Amounts calculated in accordance with Article 12.6(b); [***]

(b)	Article 12.6(c) shall be deleted in its entirety and replaced with "RESERVED".

(c)	Article 12.7 (as amended in the Amended and Restated May Amendment) is deleted in its entirety and replaced with:

“12.7 Adjustment of Quarterly Incentive Payment Amounts to Reflect Actual Satellite Performance.

The Payment Schedules for In-orbit Incentives (also referred to as In-orbit Performance Incentives, Incentive Amounts and Incentives) set forth in the Exhibit G-2 Revision F [***] Performance Incentive Payment Plan and the Exhibit G-2 Revision F [***] Performance Incentive Payment Plan reflect the case where XM-3 is in operation [***] and earns its In-orbit Incentives throughout its fifteen (15) year Orbital Design Life." Should XM-3 not be operational by [***] should XM-3 fail to earn any of its Incentives, these payments will be adjusted accordingly.

7.	Amendment of Article 14(g)(i). The following subparagraph (ii) of Article 14(g)(i) is hereby deleted in its entirety: "(ii) the cumulative BSSI principal portion of the Quarterly Incentive Payment Amounts pursuant to Article 12.6(c)".

8.	Amendment of Article 28 (Launch Services).

(a) Article 28(f)(1) (as amended in the Amended and Restated 2003 Amendment) is hereby deleted in its entirety and replaced with the following:

“(f)(1) On May 22, 2003, Customer directed Contractor to schedule, and enter into a Launch Agreement for the same, the Launch of XM-3 to occur during the three month Launch Period beginning October 15, 2004. The price for said Sea Launch Launch Services for the Launch Period beginning October 15, 2004 shall be [***] and the price for transportation to the launch site, Sea Launch Launch

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Campaign, Mission Support Services and LEOP for the XM-3 Satellite shall be [***] (notwithstanding Article 30.4, where the price stated therein shall not apply to XM-3). Such pricing for Sea Launch Launch Services and the related services described above are including in the Contract Price and Exhibit G-2 Rev. F.”

(b) Article 28(f)(2) (as added to Article 28 in the December 2001 Amendment) is hereby deleted in its entirety and is replaced with “RESERVED”.

(c) Article 28(f)(3) (as added to Article 28 in the December 2001 Amendment and amended in the Amended and Restated 2003 Amendment) is hereby deleted in its entirety and is replaced with “RESERVED”.

9. Amendment to Article 34.1 (Assignment). Paragraph 34.1(a) shall be deleted in its entirety and replaced with the following paragraph:

“Contractor shall not, without the prior written approval of Customer and except on such terms and conditions as are determined in writing by Customer, assign, mortgage, charge, or encumber this Contract or any part thereof, any of its rights, duties, or obligations hereunder, or the Work to any person or entity (except to its parent company or a wholly-owned direct or indirect subsidiary company of Contractor or Contractor's parent company at any level (i.e., Boeing Satellite Systems, Inc. or The Boeing Company)), or any person or entity acquiring all or substantially all the assets of Contractor (through merger, stock or asset acquisition, recapitalization, or reorganization) where such merger, acquisition, recapitalization, or reorganization does not adversely affect Customer's rights under this Contract); provided, however, Customer shall provide its approval, if in Customer's reasonable judgment, Customer's rights under this Contract are not and would not be adversely affected thereby.”

10.	Amendment of Exhibits G-1, G-2 and G-3. Exhibit G-1 Revision E, Exhibit G-2 Revision E and Exhibit G-3 Revision A of the Contract shall be amended and restated and superseded in their entirety by the new exhibits attached hereto, namely Exhibit G-1 Revision F, Exhibit G-2 Revision F and Exhibit G-3 Revision B.

11. Entire Agreement; Counterparts. There is no modification to the Contract except as expressly set forth in this December 2003 Amendment and all terms, provisions and conditions of the Contract shall be in full force and effect, provided that any provisions in the Contract that are inconsistent with this December 2003 Amendment shall be construed so as to be consistent with this December 2003 Amendment. This December 2003 Amendment may be executed in one or more counterparts, which together shall constitute a fully executed agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this December 2003 Amendment to the Satellite Purchase Contract No. L0634, effective as of the date first written above (the “Effective Date”).

BOEING SATELLITE SYSTEMS INTERNATIONAL, INC.		XM SATELLITE RADIO INC.

BY:		BY:

Name:	Lisa Dull	Name:	Joe Euteneuer
Title:	Director, Comm/Intl Business	Title:	Executive Vice President and CFO
Date:	December 19, 2003	Date:	December 19, 2003

XM Satellite Radio Inc.

Exhibit G-1 Rev F

PM2 (XM1) and FM1 (XM2) Payment Plans for In-Orbit Performance Incentive Amounts

Approved by:

Joe Euteneuer Executive Vice President and Chief Financial Officer, XM Satellite Radio Inc.	Date

Approved by:

Lisa Dull Contract Manager: XM Satellite Radio Boeing Satellite Systems International, Inc.	Date

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***** Certain information on this page has been omitted and filed separetly with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

XM Satellite Radio Inc.

Exhibit G-2 Rev F

FM2 (XM3) Payment Plan (including Sea Launch Launch Services), [***] Termination Liability Schedule and Payment Plans for In-Orbit Performance Incentive Amounts

Approved by:

Joe Euteneuer Executive Vice President and Chief Financial Officer, XM Satellite Radio Inc.	Date

Approved by:

Lisa Dull Contract Manager: XM Satellite Radio Boeing Satellite Systems International, Inc.	Date

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XM Satellite Radio Inc.

Exhibit G-3 Rev B

XM-4 Payment Plan, Termination Liability Schedule, Payment Plans for In-Orbit Incentive Amounts, High Performance Incentives and Extended Life Incentives

Approved by:

Joe Euteneuer	Date
Executive Vice President and Chief Financial Officer,
XM Satellite Radio Inc.

Approved by:

Lisa Dull	Date
Contract Manager: XM Satellite Radio
Boeing Satellite Systems International, Inc.

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